Ex 10.23
Amendment No. 1
to the
Amended and Restated Fiscal Advisory Fee Agreement
This Amendment No. 1 (this “Amendment”) to the Amended and Restated Fiscal Advisory Fee Agreement, dated November 12, 2009 (the “Agreement”), is entered into by and among Vuzix Corporation (the “Company”), Canaccord Capital Corporation (“Canaccord”) and Bolder Investment Partners, Ltd. (“Bolder” together with Canaccord, the “Advisors,” and collectively with the Company, the “Parties”), effective as of December 1, 2009 (the “Effective Date”).
RECITALS
WHEREAS, pursuant to the Agreement, the Company has agreed to issue to the Advisors a fiscal advisory fee (the “Fiscal Advisory Fee”) equal to 1% of the aggregate number of shares of the Company’s common stock outstanding as of the date of closing of the Company’s initial public offering (the “Payment Shares”); and
WHEREAS, in order to comply with Rule 5110 of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Parties have agreed to limit the number of shares issuable to Canaccord pursuant to the Fiscal Advisory Fee to 25% of the maximum number of Payment Shares issuable under the Agreement, not to exceed 699,282 shares of the Company’s common stock.
NOW THEREFORE, the Parties to this Amendment hereby agree as follows:
1.	Section 4. Section 4 of the Agreement shall be amended to read as follows: “Each of the Advisors will be entitled to receive 25% of the Payment Shares. In addition, the Corporation may allocate all of the remaining 50% of the Payment Shares to Bolder and Canaccord at its sole discretion; provided however, that the aggregate number of Payment Shares allocated to Canaccord under this Agreement shall not exceed 699,282 shares of the Company’s common stock.”

2.	Force and Effect. Except as explicitly amended by this Amendment, the Agreement shall remain unchanged and in full force and effect.
[Signatures on Following Page]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the Effective Date.

VUZIX CORPORATION

Per:

/s/ Paul J. Travers

Authorized Signatory

CANACCORD CAPITAL CORPORATION

Per:

/s/ David Rentz

Authorized Signatory

BOLDER INVESTMENT PARTNERS, LTD.

Per:

/s/ Paul Woodward

Authorized Signatory